Ordinary Shares	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Ordinary Shares	Ordinary Shares
In August 2017, the Company issued 10,551,166 ordinary shares for services rendered to the Company at a nominal value of £0.008 per share. In connection with the issuance of convertible preferred shares in August 2017, vesting conditions were placed on the 10,551,166 shares. These shares vested as follows: 25% of the shares held by certain of the founders vested on August 17, 2017; 25% of the shares vested on August 17, 2018; and 50% of shares vested in twenty-four equal monthly installments from August 17, 2018 through August 17, 2020. The fair value of the ordinary shares issued to certain of the founders in excess of the consideration initially paid was recognized as share-based compensation over the vesting period.
In October 2019, the Company issued 102,214 and 99,049 ordinary shares to a non-employee and an employee, with the vesting period of three and four years, respectively. The employee left the Company in July 2020 and 63,972 ordinary shares were forfeited and repurchased by the Company.
On September 22, 2020, the Company closed its IPO of ADSs representing its ordinary shares and issued and sold 8,625,000 ADSs at a public offering price of $17.00 per ADS, resulting in net proceeds of approximately $132.8 million after deducting underwriting fees and offering costs. Upon the closing of the IPO, the convertible preferred shares and Series A convertible preferred shares and Series B convertible preferred shares were converted to 16,419,172 ordinary shares.
On May 4, 2021, the Company sold 4,000,000 ordinary shares in connection with its follow-on offering. On May 19, 2021 the underwriters exercised their option to purchase an additional 600,000 ordinary shares. This capital raise resulted in net proceeds of approximately $154.8 million after deducting underwriting fees and offering costs.
In the six months ended June 30, 2021, the Company issued in total 1,165,004 ordinary shares to settle share options exercised by employees and non-employees, of which 232,227 ordinary shares related to options exercised in 2020, with subsequent share issuances in 2021. No ordinary shares were issued for the vested restricted share units in May 2021.
Each ordinary share entitles the holder to one vote on all matters submitted to a vote of the Company’s shareholders. Ordinary shareholders are entitled to receive dividends, if any, as may be declared by the board of directors. Through June 30, 2021, no cash dividends had been declared or paid by the Company.